1 st Quarter 2015 Conference Call May 20, 2015 Supplemental Materials Exhibit 99.1

Cautionary Statement Regarding Forward-Looking Statements
Forward-Looking & Other Cautionary Statements
The information in this presentation by Samson Resources Corporation (the “Company,” “we” or “our”) includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements included in this presentation, other than statements of historical fact, may constitute forward-looking statements, including, but not limited to, statements or information regarding our future growth, results of operations, operational and financial performance, business prospects and opportunities and future events. Words such as, but not limited to, “anticipate,” “continue,” “estimate,” “expect,” “may,” “might,” “will,” “project,”
“should,” “believe,” “intend,” “continue,” “could,” “plan,” “predict,” “potential,” “goal,” “foresee” and negatives of these words and similar expressions are intended to identify forward-looking statements. In particular, statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance contained in this presentation are forward-looking statements.
All forward-looking statements involve risks and uncertainties. The occurrence of the events described and the achievement of the expected results depend on many events and assumptions, some or all of which are not predictable or within our control. Factors that may cause actual results to differ from expected results include, but are not limited to: (i) our substantial indebtedness; (ii) our ability to refinance, restructure or amend our indebtedness or otherwise improve our capital structure and liquidity; (iii) fluctuations in oil and natural gas prices; (iv) the uncertainty inherent in estimating our reserves, future net revenues and PV-10; (v) the timing and amount of future production of oil and natural gas; (vi) cash flow and changes in the availability and cost of capital; (vii) environmental, drilling and other operating risks, including liability claims as a result of our oil and natural gas operations; (viii) proved and unproved drilling locations and future drilling plans; (ix) the effects of existing and future laws and governmental regulations, including environmental, hydraulic fracturing and climate change regulation; (x) restrictions contained in our debt agreements; (xi) our ability to generate sufficient cash to service our indebtedness; (xii) our ability to make acquisitions and divestitures on favorable terms or at all; and (xiii) any of the risk factors and other cautionary statements, including under the heading “Risk Factors,” described in the Company’s
Annual Report on form 10-K for the year ended December 31, 2014, and in the other documents and reports we file from time to time with the
Securities and Exchange Commission.
Readers are cautioned not to place undue reliance on forward-looking statements. Should one or more of the risks or uncertainties referenced above occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-
looking statements. Further, new factors that could cause actual results to differ materially from those described in forward-looking statements emerge from time to time, and it is not possible to predict all such factors, or the extent to which any such factor or combination of factors may cause actual results to differ from those contained in any forward-looking statement.
Each forward-looking statement speaks only as of the date of this presentation, and, except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation.
Non-GAAP Disclosures
This presentation refers to certain non-GAAP financial measures. Definitions of these measures and reconciliation between U.S. GAAP and non-GAAP financial measures are included at the end of this presentation.

Q1’15 Financial & Operating Metrics
(1) Including realized derivatives.
(2) Income Statement G&A excluding stock-based G&A compensation expenses of $0.29 and $0.21 per Mcfe for quarter ended March 31, 2015 and March 31, 2014, respectively.  Note: Q1’15 Cash G&A
(3) Cash operating margin is a non-GAAP financial measure.  A description of cash operating margin is included at the end of this presentation and the calculation of the measure is provided above.
(4) Adjusted EBITDA is a non-GAAP financial measure.  A reconciliation to its nearest GAAP financial measure is included at the end of this presentation.
(2)
(3)
(4)
(1)
Q1'15 Q1'14 Difference
Production (MMcfe/d) 518 529 (11)
Realized Price ($/Mcfe) $3.93 $5.67 ($1.74)
Operating Expenses ($/Mcfe)
LOE $1.16 $0.95 $0.21
Production Tax $0.26 $0.43 ($0.17)
Cash G&A $0.71 $0.65 $0.06
Total $2.13 $2.03 $0.10
Cash Operating Margin ($/Mcfe) $1.80 $3.64 ($1.84)
Adjusted EBITDA ($MM) $92 $179 ($87)
excludes approximately $0.16 per Mcfe related to officer retention awards and also excludes approximately $0.10 per Mcfe related to professional fees associated with debt restructuring.

Q1’15 Free Cash Flow & Net Debt
($MM)
(1) Q1’15 inclusive of Arkoma divestiture proceeds of $48 million.
(2)
(3) Long-term debt (including debt classified as current) of approximately $4.2 billion less cash and cash equivalents of approximately $194 million.
Note:  Totals may not sum due to independent rounding.
(2)
(3)
(1)
Q1'15 Q1'14 Difference
Cash Flow From Operations $20 $103 ($83)
Divestiture Proceeds $61 $6 $55
Total $81 $109 ($28)
Cash Capital Expenditures:
Drilling and Completion $106 $131 ($25)
LGG, Facility & Other $11 $7 $4
Capitalized Cash Interest & Internal Costs $86 $131 ($45)
Total $203 $269 ($66)
Free Cash Flow Before Financing Activities ($122) ($160) $38
Net Debt $4,003
Reflects net cash provided by operating activities plus net cash used in investing activities.

Current Hedge Position
Year Bbls/d
(1)
Swap Price
2015 3,500 $90.91
Year Bbls/d
(1)
Swap Price
2015 750 $37.07
Year MMBtu/d
(1)
Wtd Avg
Floor
2015
(2)
186,000 $4.04
2016
(3)
161,000 $4.04
2017 40,000 $3.92
NGL Swaps Oil Swaps
Natural Gas Swaps & Collars
(1) Volumes are rounded.
(2) 2015 includes 20,000 MMBtu/d of CY 2015 collars.
(3) 2016 includes 30,000 MMBtu/d of natural gas collars to the extent our counterparty elects to exercise their collar options.
Note:  2015 includes balance of the year only.
As of April 30, 2015
Mark to Market Value of Approximately $125 MM (~$75 MM associated with 2015)

Q1’15 Production and Capital Summary
Q1’15 Oil and Gas Capital by Type
(2)
($MM)
6
Q1’15 Pro Forma Production
(1)
up 12 MMcfe/d
sequentially from Q4’14
27 wells turned to sales in Q1’15
Maintaining CY 2015 Guidance of 435 to 460
MMcfe/d
Total Oil and Gas Capital Spend of $116 MM
91% D&C
Non-D&C Oil and Gas Capital of $11 MM
$8 MM Facilities / Other
$3 MM LG&G
Production By Quarter
(MMcfe/d)
(1) Q1’15 Pro Forma production of 506 MMcfe/d includes 11 MMcfe/d associated with the GDP acquisition which closed December 22, 2014.
(2) Cash capital expenditures.
Note:  Totals may not sum due to independent rounding.
Divested Production
494
511
500
494
506
35
33
29
21
12
529
543
530
515
518
Q1'14 Q2'14 Q3'14 Q4'14 Q1'15
D&C
$106
Non-D&C
$11

Non-GAAP Disclosures
Cash operating margin, EBITDA, Adjusted EBITDA and Covenant Adjusted EBITDA are non-GAAP financial measures. We believe that the presentation of these non-GAAP financial measures will provide useful information to investors in assessing our financial condition and results of operations.
Cash operating margin represents our average realized sales price per Mcfe, including the effect of realized derivatives,  less (i) lease operating expenses per Mcfe,
(ii) production and ad valorem taxes per Mcfe and (iii) general and administrative expenses per Mcfe, excluding stock based compensation expenses. The per unit components of  cash operating margin are determined by dividing the applicable component by our total production on a natural gas equivalent basis. We believe that cash operating margin is an important measure that can facilitate comparisons of our performance between periods and to the performance of our peer companies.
EBITDA is defined as net income (loss) before interest expense, income tax expense (benefit), depreciation and amortization. Adjusted EBITDA represents EBITDA adjusted as applicable in the relevant period for select items specified in the credit agreement governing our revolving credit facility, including unrealized hedging losses (gains), non-cash stock compensation expenses, management and similar fees paid to our sponsors, costs associated with the preparation and implementation of certain public company compliance obligations, losses (gains) on non-ordinary course asset dispositions, ceiling test charges and certain unusual and non-recurring charges. We define Covenant Adjusted EBITDA as total Adjusted EBITDA less the Adjusted EBITDA attributable to any assets or businesses disposed of during the relevant period. We believe that the presentation of EBITDA, Adjusted EBITDA and Covenant Adjusted EBITDA is important to provide management and investors with
(i) additional information to evaluate our ability to service and comply with our debt obligations, adjusting for certain items required or permitted in calculating covenant compliance under the credit agreement governing our revolving credit facility, (ii) a supplemental indicator of the operational performance and value of our business, (iii) an additional criterion for evaluating our performance relative to peer companies and (iv) supplemental information about certain material non-cash and other items that may not continue at the same level in the future.
We refer to PV-10 as the present value of estimated future net cash flows of estimated proved reserves as calculated in the respective reserve report using a discount rate of 10%. This amount includes projected revenues, estimated production costs and estimated future development costs and excludes the estimated cash flows related to future asset retirement obligations (“ARO”) and future income taxes. We have also included PV-10 after ARO below. PV-10 after ARO includes the present value of ARO related to proved reserves using a 10% discount rate and no inflation of current costs. We believe that the non-GAAP financial measures of PV-10 and
PV-10 after ARO are relevant and useful for evaluating the relative monetary significance of our proved oil and natural gas reserves. We believe the use of pre-tax measures is valuable because there are many unique factors that can impact an individual company when estimating the amount of future income taxes to be paid.
Management believes that the presentation of these measures provides useful information to investors because they are widely used by investors in evaluating oil and natural gas companies.
Net income (loss) is the GAAP financial measure most directly comparable to each of EBITDA, Adjusted EBITDA and Covenant Adjusted EBITDA. Our non-GAAP financial measures should not be considered as alternatives to the most directly comparable GAAP financial measures. Each of these non-GAAP financial measures has important limitations as an analytical tool because it excludes some, but not all, items that affect the most directly comparable GAAP financial measure. You should not consider these non-GAAP financial measures in isolation or as a substitute for analysis of our results as reported under GAAP. Because  cash operating margin, EBITDA,
Adjusted EBITDA and Covenant Adjusted EBITDA may be defined differently by other companies in our industry, our definitions of these non-GAAP financial measures may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.
Management compensates for the limitations of these non-GAAP financial measures as an analytical tool by reviewing the comparable GAAP financial measures, understanding the difference between the non-GAAP financial measures, on the one hand, and each of their respective most directly comparable GAAP financial measures, on the other hand, and incorporating this knowledge into its decision-making processes. We believe that investors benefit from having access to the same financial measures that our management uses in evaluating our financial condition and results of operations.
The following table presents reconciliations of EBITDA, Adjusted EBITDA and Covenant Adjusted EBITDA to net income (loss) for each of the periods indicated.

Q1’15 Adjusted EBITDA Reconciliation
(1)
(2) Stock compensation expense recognized in earnings, net of capitalization.
(3) Quarterly management fee.
(4) Incorporates net adjustment of approximately ($16) MM to account for acquired and divested EBITDA, as per the credit agreement governing our revolving credit facility. Covenant Adjusted EBITDA measured on a rolling four-quarters basis is used to determine our compliance with the financial performance covenant in the credit agreement governing our revolving credit facility.
Three Months Twelve Months
Ended Ended
March 31, 2015 March 31, 2015
Net income (loss) (490,331) $                     (1,909,890) $
Interest expense, net 64,127 135,559
Provision (benefit) for income taxes (271,559) (1,060,629)
Depreciation, depletion and amortization
(1)
105,372 469,520
EBITDA (592,391) $                     (2,365,440) $
Adjustment for unrealized hedging losses (gains) (22,956) (170,631)
Adjustment for non-cash stock compensation expense
(2)
14,601 52,882
Adjustment for fees paid to co-investors
(3)
5,788 22,326
Adjustment for fees paid for public company compliance 277 3,150
(Gain) loss on sale of other property and equipment 3,784 4,833
Provision to reduce carrying value of oil and gas properties 629,517 2,954,863
Unusual or non-recurring charges described in credit agreement 53,376 74,336
Adjusted EBITDA 91,996 $                        576,319 $
Covenant Adjusted EBITDA
(4)
560,274 $
Includes depreciation, depletion and amortization of oil and gas properties and depreciation and amortization of other property and equipment and accretion of ARO.
Note:  Calculated as of 3/31/15 with respect to Samson Resources Corporation and its consolidated subsidiaries by reference to the applicable terms of the credit agreement governing our revolving credit facility.